                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  iShares Trust
                                  -------------
             (Exact name of registrant as specified in its charter)

                State of Delaware                            See Below
  ----------------------------------------           ----------------------
  (State of incorporation or organization)                (IRS Employer
                                                       Identification No.)

    c/o Investors Bank and Trust Company
      200 Clarendon Street, Boston, MA                       02116
  ----------------------------------------           ----------------------
  (Address of principal executive offices)                 (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class           Exchange          I.R.S. Employer
            to be Registered                            Identification Number


       iShares Dow Jones Select       New York Stock         43-2027550
         Dividend Index Fund             Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                            [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                            [_]

Securities Act registration statement file number to which this form
relates:                                                               333-92935

Securities to be registered pursuant to Section 12(g) of the Act:      None.

Item 1. Description of Registrant's Securities to be registered:

      Reference is made to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, which was filed with the Securities and Exchange Commission on July 29, 2003 (File Nos. 333-92935; 811-09729) and is incorporated herein by reference.

Item 2. Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                        iSHARES TRUST

Date: October 30, 2003                                  By: /s/ Susan C. Mosher
                                                            --------------------
                                                            Susan C. Mosher
                                                            Assistant Secretary